SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 23, 2010
LIBBEY INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-12084 (Commission File Number)	34-1559357 (IRS Employer identification No.)

300 Madison Avenue Toledo, Ohio	43604
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (419) 325-2100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On December 23, 2010, Libbey Inc. issued a press release announcing the commencement of an exchange offer for all of the 10.0% Senior Secured Notes due 2015 of Libbey Glass Inc., a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.
     This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, unless Libbey Inc. specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Exchange Act. By filing this Current Report on Form 8-K and furnishing this information, Libbey Inc. makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.
Item 9.01. Financial Statements and Exhibits.

Exhibit

99.1	Press Release dated December 23, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 23, 2010

LIBBEY INC.
By:	/s/ Susan A. Kovach
	Name:	Susan A. Kovach
	Title:	Vice President, General Counsel & Secretary

Exhibit Index

Exhibit Number	Description

99.1	Text of Press Release dated December 23, 2010.